Assets held for sale	6 Months Ended
Jun. 30, 2022
Assets held for sale
Assets held for sale

5.     Assets held for sale

The Group holds common shares in Roivant and made a strategic decision in June 2022 to dispose of this investment in tranches within the next 12 months. During the three months ended June 30, 2022, Affimed sold 352,041 of these shares (representing 25% of the total shares held) at an average selling price of €4.36 ($4.57) resulting in net proceeds of €1.5 million. The cumulated loss on sale of €2.8 million was reclassified within equity from the fair value reserve to the accumulated deficit. The quoted market price for Roivant’s common shares declined in the three months ended June 30, 2022, resulting in a decline in the fair value of €0.6 million recognized in other comprehensive income. As of June 30, 2022, the Group’s investment in Roivant had a fair value of €4.1 million.